MERIT SECURITIES CORPORATION

Monthly Payment Report

Payment Statement
MERIT 6
Payment Date:     28-Jul-98
Reporting Month:  June

            Class                                                                                   Interest
          Interest    Beginning         Interest                 Principal         Total            Applied
   Class    Rate       Balance          Accrual       Payment     Payment        Distribution       Losses    Ending Balance

Class A1   6.156250%  $140,168,067.58   $719,091.39  $719,091.39  $8,895,549.63   $9,614,641.02      $0.00    $131,272,517.95
Class A2  12.767030%   $75,912,000.00   $807,642.37  $807,642.37          $0.00     $807,642.37      $0.00     $75,912,000.00
Class A3   6.200000%   $14,433,254.14    $74,571.81   $74,571.81    $218,611.41     $293,183.22      $0.00     $14,214,642.73
Class A4   6.600000%    $6,000,000.00    $33,000.00   $33,000.00          $0.00      $33,000.00      $0.00      $6,000,000.00


                      $236,513,321.72 $1,634,305.57 1,634,305.57  $9,114,161.04  $10,748,466.61      $0.00    $227,399,160.68




  Class              CUSIP       Priority     PrincipalType Interest Type
Class A1             589962AP4    Senior        Sequential   Floater
Class A2             589962AQ2    Senior        Sequential   Floater
Class A3             589962AR0    Senior        Sequential   Fixed
Class A4             589962AS8    Senior        Sequential   Fixed

MERIT SECURITIES CORPORATION

Payments per Bond Denomination
MERIT 6

Payment Date:          28-Jul-98
Reporting Month:       June

                                                               Interest   Interest      Principal    Principal
Class          Original     Pct     Original       Integral    Accrual    Payment       Payment      Ending
               Balance      Pool   Denomination   Record Date  Factor     Factor        Factor       Balance            Factor

Class A1   $473,800,000.00  79.58%  $1,000.00      30-Jun-98   1.51771083   1.51771083  18.77490424  $131,272,517.95    0.27706314
Class A2    $75,912,000.00  12.75%  $1,000.00      30-Jun-98  10.63919235  10.63919235   0.00000000   $75,912,000.00    1.00000000
Class A3    $26,200,000.00   4.40%  $1,000.00      30-Jun-98   2.84625229   2.84625229   8.34394695   $14,214,642.73    0.54254362
Class A4     $6,000,000.00   1.01%  $1,000.00      30-Jun-98   5.50000000   5.50000000   0.00000000    $6,000,000.00    1.00000000

           $581,912,000.00                                                                           $227,399,160.68


MERIT SECURITIES CORPORATION

Funds Account Activity Report
MERIT 6
Payment Date:   28-Jul-98
Report Date:    June

Collateral Proceeds Account


Beginning Balance                       $0.00

Deposits                                                               Withdrawals
Interest Net of Servicing Fee           $1,721,148.17                  Interest Payments      $1,634,305.57
Principal                               $9,521,310.65                  Principal Payments     $9,114,161.04
Deposits From Reserve Fund              $0.00                          Surplus                  $484,517.24
Other Deposits                          $0.00                          MBIA Fee                   $9,474.97


Total Deposit                           $11,242,458.82                  Total Withdrawals    $11,242,458.82


Ending Balance                          $0.00


Note: "Principal" and Interest Net of Servicing Fee" includes Advances on Delinquencies



MERIT SECURITIES CORPORATION

  Credit Enhancement Summary
  MERIT 6

  Payment Date:         28-Jul-98
  Reporting Month       June

  Reserve Funds and Subordination


                              Initial Coverage     Beginning Coverage   Adjustments  Losses      Insured Balance   Ending Coverage
Type

Pool Over Collateralization  2.26%  $13,474,965.80 4.52% $11,196,183.18 ($407,149.61) $24,312.56 $238,164,181.70 4.52%$10,764,721.01



  Class                      Total Distribution
  Surplus                      $484,517.24

  Delinquency Statistics
                                                           % of
                    # of Loans      Current Balance   Current Balance
  30+ Days                18          $3,086,434             1.30%
  60+ Days                 6          $1,010,743             0.42%
  90+ Days                15          $2,532,187             1.06%
  Foreclosure             13          $3,071,242             1.29%
  REO                      3            $349,536             0.15%

  Totals                  55         $10,050,143             4.22%

  Advances on Delinquencies                                       $80,295.73
  Non-Recoverable Advances on Delinquencies                            $0.00

1) Release of funds in excess of Target  Overcollateralization Amount.
See Indenture, Prospectus and their respective Supplements for complete details